UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - NOVEMBER 2, 2005


                        XL GENERATION INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


            NEVADA                   333116045                   20-0909393
------------------------------      -----------           ---------------------
(State or other jurisdiction of     (Commission                (IRS Employer
          incorporation)            File Number)          Identification Number)


                           460 SAINT-GABRIEL, SUITE 21
                        MONTREAL, QUEBEC, CANADA H2Y 2Z9
                    ----------------------------------------
                    (Address of principal executive offices)


                          (514) 397-0575 (Registrant's
                     --------------------------------------
                     telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 4.01: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 8, 2005, XL Generation International Inc. (the "Company") filed a Form 8-K in connection with a change of the Company's certifying accountant. The Company is hereby filing Amendment Number 1 to such Form 8-K.

On November 2, 2005, the Company dismissed its independent auditor, Malone & Bailey, PC.

During the Company's two most recent fiscal years, the opinion of Malone & Bailey, PC on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows. Each of the independent auditor's reports of Malone & Bailey, PC dated June 13, 2005 (for the year ended April 30, 2005) and May 20, 2004 (for the year ended April 30, 2004) contain "going concern" qualifications. These qualifications stated that the Company's assets did not provide adequate working capital for the Company, and thus raised substantial doubt about the Company's ability to continue as a going concern.

There were no disagreements with Malone & Bailey, PC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Malone & Bailey, PC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided Malone & Bailey, PC, with a copy of this Form 8-K/A prior to its filing with the Securities and Exchange Commission (the "Commission") and has received a letter addressed to the Commission stating that they agree with the statements made by the Company in response to this Item 4.01, attached hereto as Exhibit 16.1.

Effective as of November 2, 2005, the Company has retained Paritz & Company, P.A., as its independent auditor.

The decision to change auditors was approved by the Company's Board of Directors.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits.

Exhibit No.       Description of Exhibits
-----------       -----------------------

Exhibit 16.1 Letter of Malone & Bailey, PC to the Commission, dated as of November 14, 2005.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         XL GENERATION INTERNATIONAL INC.
Dated:  November 14, 2005


                                         By: /s/ Alain Lemieux
                                             -----------------------------------
                                             Name:  Alain Lemieux
                                             Title: President, Chief Executive
                                                    Officer, and Director

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